EXHIBIT 10.1

OMNIBUS AMENDMENT AND CONSENT

OMNIBUS AMENDMENT AND CONSENT EFFECTIVE AS OF September 22, 2006 (this “Omnibus Amendment and Consent”) by and among Acura Pharmaceuticals, Inc. (the “Company”), and Acura Pharmaceutical Technologies, Inc. and the following lenders (“Lenders”): Galen Partners III, L.P. (as agent for the other lenders (“Agent”) and as a lender itself), Galen Partners International, III, L.P., Galen Employee Fund III, L.P., Care Capital Offshore Investments II, LP, Care Capital Investments II, LP, Essex Woodlands Health Ventures V, L.P., Dennis Adams, George E. Boudreau, Michael Weisbrot, Susan Weisbrot; and the following persons with respect to Sections 5, 6, 7, and 8: John E. Heppe Jr. and Peter Steiglitz (“Additional Watson Holders”).

Capitalized terms used herein and not defined herein have the meanings set forth in the Subordination Agreement dated as of January 31, 2006 among the Lenders, the Company and others (the “Subordination Agreement”).

R E C I T A L S

WHEREAS the Company and one or more Lenders have entered into the June 2005 Loan Agreement, the September 2005 Loan Agreement, the November 2005 Loan Agreement and the January 2006 Loan Agreement (collectively, the “Loan Agreements”) and such other agreements, notes and instruments executed in connection with such loan agreements (collectively, the “Loan Documents”); and

WHEREAS, the Company and certain Lenders and the Additional Watson Holders are parties to the Watson Note (as defined in the Subordination Agreement); and

WHEREAS, the loans extended pursuant to the Loan Agreements are due to mature on October 1, 2006 (the “Original Maturity Date”); and

WHEREAS, the Company and the Lenders wish to extend the Original Maturity Date.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties mutually agree as follows:

AMENDMENT AND CONSENT

1.  Amendments:

(a)
Each of the June 2005 Loan Agreement, the September 2005 Loan Agreement, the November 2005 Loan Agreement and the January 2006 Loan Agreement is amended by replacing “October 1, 2006” in Section 2.1 thereof with “November 1, 2006”.

(b)
Each of the June 2005 Notes, the September 2005 Notes, the November 2005 Notes and the January 2006 Notes (and each of the forms of such Notes attached to the June 2005 Loan Agreement, the September 2005 Loan Agreement, the November 2005 Loan Agreement and the January 2006 Loan Agreement) is amended by:

(i) replacing the words October 1, 2006, wherever they appear therein with “November 1, 2006”; and

(ii) appending the following additional section to such note:

References to Loan Agreement. References to the Loan Agreement in this Note shall mean references to the Loan Agreement, as amended, and as the same may be further amended, supplemented or modified from time to time.

(c)
In the event a Replacement Note (as hereinafter defined) is issued pursuant to Section 4 hereof, then in such Replacement Note the words “Secured Promissory Note” shall be replaced with “Amended and Restated Promissory Secured Note” and the following section shall be appended thereto:

 Amended and Restated Secured Promissory Note. This Amended and Restated Secured Promissory Note issued by the Company in favor of the Payee amends and restates in its entirety, and is issued by the Company in replacement of and substitution for a Secured Promissory Note of identical principal amount issued to Payee pursuant to the Loan Agreement(the “Original Note”). The Company and the Payee acknowledge and agree that upon the execution delivery of this Amended and Restated Secured Promissory Note, the Original Note shall be null and void and of no further legal force or effect.

The form of such Replacement Note shall be also be attached to the applicable Loan  Agreement as an acceptable form of note to be issued pursuant thereto.

2. References to Loan Documents: Any reference to any Loan Document in any other Loan Document shall mean the Loan Document, as amended hereby.

3.  Attachment to All Notes: The Lenders covenant to give a copy of this Omnibus Amendment and Consent to any purchaser of the June 2005 Notes, the September 2005 Notes, the November 2005 Notes or the January 2006 Notes prior to the actual purchase and to attach a copy of this Omnibus Amendment and Consent to any of such notes where the undersigned is the named payee or holder.

4. Amended and Restated Notes.  Upon request of the Company, each Lender agrees to deliver to the Company any of the June 2005 Notes, the September 2005 Notes, the November 2005 Notes or the January 2006 Notes issued to them, in exchange for an amended and restated Note (the “Replacement Note”) incorporating the amendments set forth in this Omnibus Amendment and Consent.

5. Subordination Agreement.  Each Lender and Additional Watson Holder agrees to the provisions of this Omnibus Amendment and Consent, including without limitation, to the amendments to the June 2005, September 2005 Notes, the November 2005 Notes and the January 2006 Notes and acknowledges that the Subordination Agreement shall remain in full force and effect.

6.  Notes and Agreements Not Assigned. The undersigned Lenders and Additional Watson Holders acknowledge that they have not transferred, conveyed or assigned any of the Watson Note, the June 2005 Notes, the September 2005 Notes, the November 2005 Notes or the January 2006 Notes issued to them and the undersigned Lenders and Additional Watson Holders acknowledge that they have not assigned any rights under the Loan Documents or under the Subordination Agreement.

7.  Counterparts: This Omnibus Amendment and Consent may be executed in one or more counterparts and by different parties hereto in separate counterparts, including by facsimile, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

8.  Governing Law: THIS OMNIBUS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, each of the Parties have caused this Omnibus Amendment and Consent to be duly executed and delivered as of the day and year first above written.

ACURA PHARMACEUTICALS, INC. By: /s/ Peter A. Clemens Name: Peter A. Clemens Title: Sr. Vice President and CFO

ACURA PHARMACEUTICAL TECHNOLOGIES , INC. By: /s/ Peter A. Clemens Name: Peter A. Clemens Title: Sr. Vice President and CFO

LENDER AND AGENT: GALEN PARTNERS III, L.P. By: Claudius, L.L.C., General Partner 610 Fifth Avenue, 5th Fl. New York, New York 10019 /s/ Bruce Wesson By: Bruce Wesson Its: General Partner
LENDER:
CARE CAPITAL OFFSHORE INVESTMENTS II, LP
By: Care Capital II, LLC, as general partner
47 Hulfish Street, Suite 310
Princeton, NJ 08542

By:  /s/ David Ramsay
By: David R. Ramsay
Its: Authorized Signatory

LENDER: GALEN PARTNERS INTERNATIONAL, III, L.P. By: Claudius, L.L.C., General Partner 610 Fifth Avenue, 5th Floor New York, New York 10020 /s/ Bruce Wesson By: Bruce Wesson Its: General Partner
LENDER:
CARE CAPITAL INVESTMENTS II, LP
By: Care Capital II, LLC, as general partner
47 Hulfish St., Suite 310
Princeton, NJ 08542

By:  /s/ David Ramsay
Name: David R. Ramsay
Title: Authorized Signatory

LENDER: GALEN EMPLOYEE FUND III, L.P. By: Wesson Enterprises, Inc. 610 Fifth Avenue, 5th Floor New York, New York 10020 /s/ Bruce F. Wesson By: Bruce F. Wesson Its: General Partner	LENDER: ESSEX WOODLANDS HEALTH VENTURES V, L.P. 190 South LaSalle Street, Suite 2800 Chicago, IL 60603 /s/ Immanuel Thangaraj By: Immanuel Thangaraj Its: Managing Director

LENDER: MICHAEL WEISBROT 1136 Rock Creek Road Gladwyne, Pennsylvania 19035 /s/ Michael Weisbrot	LENDER: SUSAN WEISBROT 1136 Rock Creek Road Gladwyne, Pennsylvania 19035 /s/ Susan Weisbrot

LENDER: DENNIS ADAMS 120 Kynlyn Road Radnor, Pennsylvania 19312 /s/ Dennis Adams	LENDER: GEORGE E. BOUDREAU 222 Elbow Lane Haverford, PA 19041 /s/ George Boudreau

ADDITIONAL WATSON HOLDER: PETER STIEGLITZ RJ Palmer LLC 156 West 56th Street, 5th Floor New York, New York 10019 /s/ Peter Stirglitz	ADDITIONAL WATSON HOLDER: JOHN E. HEPPE, JR. 237 W. Montgomery Avenue Haverford, Pennsylvania 19041 /s/ John Heppe